Exhibit 10.19

AMENDMENT NO. 4, dated as of November 19, 2024 (this “Amendment”) to the Credit Agreement, dated as of October 21, 2021, among Medline Intermediate, LP, a Delaware limited partnership (“Holdings”), Medline Borrower, LP, a Delaware limited partnership (and successor by merger to Mozart Debt Merger Sub Inc., the “Borrower”), the other Guarantors party thereto from time to time, the lenders and L/C Issuers party thereto from time to time and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, a Lender and an L/C Issuer (as amended by Amendment No. 1 to Credit Agreement, dated as of June 28, 2023, Amendment No. 2 to Credit Agreement, dated as of March 27, 2024, Amendment No. 3 to Credit Agreement, dated as of July 8, 2024, and as further amended, restated, amended and restated, modified and supplemented from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

A. Pursuant to Section 2.15 of the Credit Agreement, the Borrower may from time-to-time request Refinancing Term Loans (as defined below), subject to the terms and conditions set forth therein.

B. The Borrower has requested that the Lenders listed on Schedule I hereto (each, a “Refinancing Term Lender”) provide “Refinancing Term Loans” under Section 2.15 of the Credit Agreement (the “Refinancing Term Loans”) to refinance all Initial Dollar Term Loans outstanding immediately prior to the effectiveness of this Amendment (such Initial Dollar Term Loans, collectively, and including for the avoidance of doubt, Initial Dollar Term Loans that are converted, exchanged or rolled into Refinancing Term Loans pursuant to this Amendment, the “Existing Term Loans”).

C. The Refinancing Term Lenders will comprise, and Refinancing Term Loans will be made by, (i) in part, Lenders who hold Existing Term Loans and who agree to convert, exchange or “cashlessly roll” all of their Existing Term Loans to or for Refinancing Term Loans (such Lenders, “Converting Refinancing Term Lenders”); and (ii) in part, Persons providing new Refinancing Term Loans, the proceeds of which will be used by the Borrower to repay holders of Existing Term Loans that will not be so converted, exchanged or rolled.

D. Pursuant to Section 2.15(d) of the Credit Agreement, the Loan Documents may be amended as necessary or appropriate in the reasonable opinion of the Borrower pursuant to a Refinancing Amendment, to effect the provisions of Section 2.15 of the Credit Agreement.

E. Each Refinancing Term Lender is willing, subject to the terms and applicable conditions set forth herein and in the Credit Agreement, to make to the Borrower the amount of the Refinancing Term Loans set forth opposite its name on Schedule I hereto.

F. (i)(a) Each of BofA Securities, Inc., Goldman Sachs Bank USA and JPMorgan Chase Bank, N.A. (collectively, in such capacity, the “Lead Arrangers”) and (b) each financial institution listed on Schedule II hereto as a “Co-Lead Arranger” (or one or more of its designated affiliates) (collectively, in such capacity, the “Co-Lead Arrangers”) will act as a joint lead arranger and joint bookrunner for the Refinancing Term Loans and (ii) the Lead Arrangers, the Co-Lead Arrangers and each other joint lead arranger and joint bookrunner given a title in connection with the Refinancing Term Loans shall be deemed to be “Lead Arrangers” for all purposes under the Credit Agreement and each other Loan Document, including this Amendment.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

Refinancing Term Loans and Amendments

The Borrower, the Refinancing Term Lenders and the Administrative Agent hereby agree that:

A. This Amendment is a Refinancing Amendment referred to in Section 2.15 of the Credit Agreement.

B. Each Refinancing Term Lender hereby agrees to provide the amount of the Refinancing Term Loans set forth opposite its name on Schedule I hereto (the “Refinancing Term Commitments”). The Refinancing Term Commitments shall be subject to all of the terms and conditions set forth herein and in the Credit Agreement.

C. The aggregate Refinancing Term Commitment is $6,112,061,125.

D. Subject to and upon the terms and applicable conditions set forth herein, each Refinancing Term Lender severally agrees to make, on the Fourth Amendment Effective Date (as defined below), a Refinancing Term Loan in Dollars to the Borrower (or, in the case of a Converting Refinancing Term Lender, convert, exchange or roll its Existing Term Loans to or for Refinancing Term Loans in an equal principal amount (or such lesser amount as determined by the Lead Arrangers in their discretion)) in an aggregate principal amount equal to the commitment amount set forth next to such Refinancing Term Lender’s name in Schedule I, Part A hereto (in the case of any Refinancing Term Lender funding its Refinancing Term Loan in cash) or Schedule I, Part B hereto (in the case of any Converting Refinancing Term Lender), under the caption “Refinancing Term Commitment” on the terms set forth in this Amendment. Each Refinancing Term Commitment will terminate in full upon the making of the related Refinancing Term Loan (or conversion, exchange or roll of the related Existing Term Loan, as applicable). In addition, each Refinancing Term Lender waives its right to any compensation pursuant to the Credit Agreement with respect to the prepayment, exchange, roll or conversion of the Existing Term Loans.

E. Substantially simultaneously with the borrowing of Refinancing Term Loans, the Borrower shall use the proceeds of such Refinancing Term Loans to fully prepay all outstanding Existing Term Loans, together with accrued and unpaid interest thereon to the Fourth Amendment Effective Date; provided that each Converting Refinancing Term Lender irrevocably agrees to accept, in lieu of cash for the outstanding principal amount (or such lesser amount as determined by the Lead Arrangers in their discretion) of its Existing Term Loan so prepaid, on the Fourth Amendment Effective Date an equal principal amount of Refinancing Term Loans in accordance with this Amendment.

F. Subject to the satisfaction of the conditions to the effectiveness of any Refinancing Amendment set forth in subsection 2.15(b) of the Credit Agreement and to the satisfaction of the conditions set forth in Article III below, the funding of the Refinancing Term Loans will occur in one drawing on the date hereof pursuant to the Borrower’s written notice of such borrowing of Refinancing Term Loans as required by Section 2.02 of the Credit Agreement; provided that such requirement shall be satisfied so long as such notices of borrowing shall be delivered on or prior to the Fourth Amendment Effective Date. In the event that all or any portion of the Refinancing Term Loans are not borrowed on or before the date hereof, the unborrowed portion of the Refinancing Term Commitments shall automatically terminate on the date hereof unless the Refinancing Term Lenders shall, in their sole discretion, agree to an extension.

G. The Refinancing Term Commitments provided pursuant to this Amendment shall constitute “Refinancing Term Commitments” referred to in Section 2.15 of the Credit Agreement and, upon the Fourth Amendment Effective Date, the Refinancing Term Commitment of any Refinancing Term Lender shall become the “Refinancing Term Loans” of such Refinancing Term Lender.

H. The Refinancing Term Loans shall have the same terms (after giving effect to the amendments set forth herein) and shall be deemed to be “Dollar Incremental Term Loans” and “Dollar Term Loans” for all purposes under the Credit Agreement and each other Loan Document, including, but not limited to the fact that the Refinancing Term Loans will (i) have the same Applicable Rate as the Dollar Incremental Term Loans and (ii) mature on the Maturity Date applicable to the Dollar Incremental Term Loans. Each Refinancing Term Lender shall be deemed to be a “Lender”, a “Term Lender”, a “Dollar Term Lender”, a “Dollar Incremental Term Lender” and a “Secured Party” for all purposes under the Credit Agreement and each other Loan Document. Pursuant to Section 2.15 of the Credit Agreement, the Refinancing Term Loans, shall be Term Loans, Dollar Term Loans and Dollar Incremental Term Loans for all purposes under the Credit Agreement and each other Loan Document and shall have terms identical to the Dollar Incremental Term Loans outstanding under the Credit Agreement immediately prior to the date hereof (after giving effect to the amendments set forth herein) including, but not limited to, the agreement that the Refinancing Term Loans shall mature on the Maturity Date applicable to the Dollar Incremental Term Loans.

I. Section 1.01 of the Credit Agreement is hereby amended to add the following definitions:

““Fourth Amendment” means the Fourth Amendment to this Agreement, dated as of the Fourth Amendment Effective Date, among Holdings, the Borrower, the other Guarantors party thereto, the Administrative Agent and the Lenders party thereto.”

““Fourth Amendment Effective Date” means November 19, 2024.”

““Fourth Amendment Refinancing Term Commitment” has the meaning applicable to the term “Refinancing Term Commitment” in the Fourth Amendment.”

J. Section 1.01 of the Credit Agreement is hereby amended by (i) adding “or the Fourth Amendment Effective Date” immediately after “Third Amendment Effective Date” and (ii) adding “or Dollar Incremental Term Loans” immediately after “Liens securing the Initial Term Loans”, in each case, in the definition of “Repricing Transaction”.

K. Section 2.01(d) of the Credit Agreement is hereby amended by adding the following immediately following the first sentence thereof:

“Subject to the terms and conditions set forth herein and in the Fourth Amendment, each Dollar Incremental Term Lender holding a Refinancing Term Commitment agrees to make to the Borrower on the Fourth Amendment Effective Date loans denominated in Dollars in an aggregate principal amount not to exceed the amount of its Fourth Amendment Refinancing Term Commitment.”

L. Section 2.05(a)(iv) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“In the event that, (a) with respect to the Dollar Incremental Term Loans, on or prior to the six-month anniversary of the Fourth Amendment Effective Date and (b) with respect to the Initial Euro Term Loans, on or prior to the six-month anniversary of the Third Amendment Effective Date, the Borrower (x) prepays, refinances, substitutes or replaces any Initial Euro Term Loans or Dollar Incremental Term Loans, as applicable, pursuant to a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.05(b)(iii) that constitutes a Repricing Transaction), or (y) effects any amendment, amendment and restatement or other modification of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders holding Initial Euro Term Loans and/or Dollar Incremental Term Loans, as applicable, (1) in the case of clause (x) above, a prepayment premium of 1.00% of the aggregate principal amount of (i) the applicable Initial Euro Term Loans incurred on the Third Amendment Effective Date or (ii) the applicable Dollar Incremental Term Loans, in each case, so prepaid, refinanced, substituted or replaced and (2) in the case of clause (y) above, a fee equal to 1.00% of the aggregate principal amount of the applicable Initial Euro Term Loans or Dollar Incremental Term Loans, as applicable, amended or otherwise modified pursuant to such amendment. If, (a) with respect to the Dollar Incremental Term Loans, on or prior to the six-month anniversary of the Fourth Amendment Effective Date and (b) with respect to the Initial Euro Term Loans, on or prior to the six-month anniversary of the Third Amendment Effective Date, any Term Lender holding Initial Euro Term Loans or Dollar Incremental Term Loans, as applicable, that is a Non-Consenting Lender and is replaced pursuant to Section 3.07(a) in connection with any amendment, amendment and restatement or other modification of this Agreement resulting in a Repricing Transaction, such Term Lender holding Initial Euro Term Loans or Dollar Incremental Term Loans, as applicable (and not any Person who replaces such Term Lender pursuant to Section 3.07(a)), shall receive its pro rata portion (as determined immediately prior to it being so replaced) of the prepayment premium or fee described in the preceding sentence. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”

M. Section 2.06(b) of the Credit Agreement is hereby amended by adding the following immediately prior to the final sentence thereof:

“The Fourth Amendment Refinancing Term Commitment of each Dollar Incremental Term Lender shall be automatically and permanently reduced to $0 upon the funding of the Dollar Incremental Term Loans to be made by it on the Fourth Amendment Effective Date.”

N. The second to last sentence of Section 2.07(a) of the Credit Agreement is hereby amended by amending and restating such sentence in its entirety as follows:

“The Borrower shall repay to the Administrative Agent for the ratable account of the applicable Dollar Incremental Term Lenders (i) on the last Business Day of each March, June, September and December, commencing with December 31, 2024, an aggregate principal amount of Dollar Incremental Term Loans equal to 0.25% of the aggregate principal amount of all Dollar Incremental Term Loans outstanding on the Fourth Amendment Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for the Dollar Incremental Term Loans, the aggregate principal amount of all Dollar Incremental Term Loans outstanding on such date.”

O. Section 6.18 of the Credit Agreement is hereby amended by adding the following immediately after the second sentence thereof:

“The proceeds of the Dollar Incremental Term Loans received on the Fourth Amendment Effective Date, shall be used (i) to repay the Initial Dollar Term Loans outstanding hereunder immediately prior to the Fourth Amendment Effective Date in full, (ii) to pay fees, costs and expenses in connection with the transactions contemplated by the Fourth Amendment and (iii) for working capital, general corporate purposes and any other purpose not prohibited hereunder.”

P. Sections 2.05(b)(i), 2.14(a) and 2.14(d)(v) of the Credit Agreement are hereby amended by adding “and the Dollar Incremental Term Loans” immediately after “Initial Term Loans”.

ARTICLE II

Representations and Warranties

Each Loan Party represents and warrants, as of the Fourth Amendment Effective Date, to the Administrative Agent and to the Refinancing Term Lenders that:

A. This Amendment has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by Debtor Relief Laws and by general principles of equity.

B. The representations and warranties of each Loan Party set forth in the Loan Documents (including, for the avoidance of doubt, this Amendment as a Loan Document) are true and correct in all material respects (except that any such representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects as so qualified) on and as of the date such representation and warranty is made, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

C. At the time that the Refinancing Term Loans are made (and after giving effect thereto), no Default or Event of Default has occurred and is continuing.

ARTICLE III

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) on which each of the following conditions is satisfied:

A. The Administrative Agent (or its counsel) shall have received (a) a counterpart of this Amendment or a completed converting lender election substantially in the form of Exhibit A hereto from each Refinancing Term Lender and (b) a counterpart of this Amendment from each Loan Party signed on behalf of such party.

B. The Administrative Agent (or its counsel) shall have received a legal opinion from Simpson Thacher & Bartlett LLP, New York counsel to the Loan Parties in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel.

C. The Administrative Agent (or its counsel) shall have received certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party (“Good Standing Certificates”), certificates of resolution or other action, incumbency certificates, certificates of incorporation and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Fourth Amendment Effective Date; provided that in lieu of such documents or agreements, other than certificates of resolution or other action and the Good Standing Certificates, referred to above, such certificate may certify that since the Third Amendment Effective Date, there have been no changes to the Organizational Documents of such Loan Party (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date) and no changes have been made to the incumbency certificate of the officers of such Loan Party delivered on the Closing Date, the Second Amendment Effective Date or the Third Amendment Effective Date, as applicable, by such Loan Party.

D. The Administrative Agent shall have received at least three Business Days prior to the Fourth Amendment Effective Date all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act that has been requested by the Administrative Agent in writing at least ten Business Days prior to the Fourth Amendment Effective Date.

E. The Borrower shall have (i)(a) paid all reasonable fees and out-of-pocket and documented costs and expenses of the Administrative Agent in connection with the execution and delivery of this Amendment pursuant to the terms of the Credit Agreement (to the extent invoiced prior to the Fourth Amendment Effective Date) and (b) all fees and expenses required to be paid by the Borrower, including pursuant to the engagement letter, dated as of November 18, 2024, by and among the Borrower and certain of the Lead Arrangers and (ii) simultaneously with the borrowing of Refinancing Term Loans hereunder, fully prepaid any outstanding Existing Term Loans, together with accrued and unpaid interest thereon to the Fourth Amendment Effective Date;

F. The Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer, dated the date of borrowing, in form and substance reasonably satisfactory to the Administrative Agent, certifying as of the date of borrowing to clauses (B) and (C) of Article II above.

G. The Borrower shall have delivered to the Administrative Agent one or more notices of such borrowing of Refinancing Term Loans as required by Section 2.02 of the Credit Agreement; provided that such requirement shall be satisfied so long as such notices of borrowing shall be delivered on or prior to the Fourth Amendment Effective Date.

ARTICLE IV

Further Acknowledgments

A. The Borrower (x) acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Refinancing Term Commitments provided hereby including, without limitation, all Refinancing Term Loans made available pursuant hereto, (ii) all such Obligations (including all such Refinancing Term Loans) shall be entitled to the benefits of the Loan Documents and (iii) after giving effect to this Amendment, the Collateral Documents continue to be in full force and effect and (y) affirms and confirms the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations, which continue in full force and effect.

B. Each Guarantor acknowledges and agrees to each of the provisions of this Amendment and to the incurrence of the Refinancing Term Loans to be made pursuant hereto. Each Guarantor acknowledges and agrees that all Obligations with respect to the Refinancing Term Commitments provided hereby including, without limitation, all Refinancing Term Loans made available pursuant hereto shall (i) be fully guaranteed pursuant to the Guaranty as, and to the extent, provided herein and in the Credit Agreement and (ii) be entitled to the benefits of the Loan Documents. Each Guarantor acknowledges and agrees that after giving effect to this Amendment, the Guaranty and the Collateral Documents continue to be in full force and effect and affirms and confirms its guarantee of the Obligations and the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations, which continue in full force and effect.

ARTICLE V

Miscellaneous

A. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Lead Arrangers, the other Secured Parties, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document or any exhibits or schedules thereto, all of which are ratified and affirmed in all respects and shall continue in full force and effect after giving effect to this Amendment. After the Fourth Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

B. No Novation. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Fourth Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under the Credit Agreement or any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Amendment.

C. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Refinancing Term Lenders (it being understood that rights of assignment of the parties hereto are subject to the further provisions of Section 10.07 of the Credit Agreement).

D. Governing Law; Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS

AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED HERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER OR OTHER ELECTRONIC TRANSMISSION) IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION TO ENFORCE ANY AWARD OR JUDGMENT OR EXERCISE ANY RIGHT UNDER THE COLLATERAL DOCUMENTS AGAINST ANY COLLATERAL OR ANY OTHER PROPERTY OF ANY LOAN PARTY IN ANY OTHER FORUM IN ANY JURISDICTION IN WHICH COLLATERAL IS LOCATED.

E. Waiver of Right to Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

F. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts shall be an original, but all of which shall together constitute one and the same instrument. This Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other electronic transmission of the relevant signature pages hereof, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment. Each of the parties hereto represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and that there are no restrictions for doing so in that party’s constitutive documents. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

G. Headings. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

H. Amendments; Severability.

A. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto; and

B. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

MEDLINE BORROWER, LP
as Borrower

By: MOZART GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

MEDLINE INTERMEDIATE, LP
as Holdings

By: MOZART GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

MEDLINE CO-ISSUER, INC., as a Subsidiary
Guarantor

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

APLICARE PRODUCTS, LLC
ESMA-MED-UXBRIDGE, LLC
ESNY-MED-MONTGOMERY, LLC
EXCELSIOR MEDICAL, LLC
HEALTHCARE RECOVERY SERVICES LLC
MBSI, LLC
MEDLINE MEXICO HOLDINGS, LLC
MEDLINE MILLS INDUSTRIES LLC
MEDLINE MILLS LLC
MEDLINE PHARMACY LLC
MEDLINE SOONER ACQUISITION, LLC
MEDLINE UNITED KINGDOM LLC
MEDLINE VENTURES, LLC
MEDTRANS LLC
NIMA ACQUISITION, LLC
NORTHPOINT MEDICAL PROCESSING, LLC
PDM HOLDINGS, LLC
SIMCON INTERNATIONAL, LLC
SURGICAL INSTRUMENT SERVICES AND
SAVINGS, LLC
SUTURE EXPRESS, LLC
TRI-STATE MEXICO HOLDINGS, LLC
MEDLINE INTERNATIONAL TWO, LLC
PREFCONNECT, LLC,
each as a Subsidiary Guarantor

By: MEDLINE INDUSTRIES, LP
Its: Manager

By: MOZART GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

MEDLINE INTERNATIONAL HOLDCO,
INC., as a Subsidiary Guarantor

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Secretary

CENTURION MEDICAL PRODUCTS, LP
MEDLINE INDUSTRIES, LP
MOZART REAL ESTATE HOLDINGS, LP
MOZART REAL ESTATE, LP, each as a Subsidiary Guarantor

By: MOZART GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

MEDLINE BERMUDA HOLDINGS LLC
MEDLINE INTERNATIONAL, LLC
MEXICALI DIRECTO HOLDINGS, LLC
PMM HOLDINGS, LLC
THIN CANDIED SHELL, LLC
RCI HUDSON MEXICO HOLDINGS, LLC,
each as a Subsidiary Guarantor

By: STELLAR HOLDCO, LLC
Its: Manager

By:	/s/ Michael B. Drazin
Name: Michael B. Drazin
Title: Director

MEDLINE INDUSTRIES HOLDINGS, L.P., as
a Subsidiary Guarantor

By: MEDLINE MILLS INDUSTRIES LLC
Its: General Partner

By: MEDLINE INDUSTRIES, LP
Its: Manager

By: MOZART GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

ML PRODUCTS, LLC
MMS, L.L.C., each as a Subsidiary Guarantor

By: MEDLINE SOONER ACQUISITION, LLC
Its: Manager

By: MEDLINE INDUSTRIES, LP
Its: Manager

By: MOZART GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

PLUROGEN THERAPEUTICS, LLC, as a Subsidiary Guarantor

By:	/s/ Sameer Garg
Name: Sameer Garg
Title: Manager

By:	/s/ Stuart J. Schneider
Name: Stuart J. Schneider
Title: Manager

STELLAR HOLDCO, LLC, as a Subsidiary
Guarantor

By:	/s/ Michael B. Drazin
Name: Michael B. Drazin
Title: Secretary

THIN CANDY SHELL, LLC, as a Subsidiary
Guarantor

By: CENTURION MEDICAL PRODUCTS, LP
Its: Manager

By: MOZART GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

MEDICAL STERILIZATION HOLDINGS, LP
MEDICAL STERILIZATION COMPANY
(NLMX), LP
MEDICAL STERILIZATION COMPANY
(US), LP, as a Subsidiary Guarantor

By: MEDICAL STERILIZATION GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Secretary

MEDICAL DME, LP
MEDICAL DM TN, LP, as a Subsidiary Guarantor

By: MEDLINE DME GP, LLC
Its: General Partner

By:	/s/ James Boyle
Name: James Boyle
Title: Manager

By:	/s/ Bradley Mariam
Name: Bradley Mariam
Title: Manager

UNITED MEDCO, LLC, as a Subsidiary Guarantor

By:	/s/ Bradley Mariam
Name: Bradley Mariam
Title: President

TCS NUEVO LAREDO, LLC, as a Subsidiary Guarantor

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Secretary

MRE PROPCO, LP, as a Subsidiary Guarantor

By: MRE GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

MRE GP, LLC, as a Subsidiary Guarantor

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer, Secretary

BANK OF AMERICA, N.A., as
Administrative Agent and a Refinancing
Term Lender

By:	/s/ David J. Smith
Name: David J. Smith
Title: Vice President